OTHER ACCOUNTS RECEIVABLE AND PREPAID EXPENSES (Details) - USD ($) $ in Thousands	Dec. 31, 2018	Dec. 31, 2017
Prepaid Expense and Other Assets [Abstract]
Government authorities	$ 6,573	$ 5,202
Deferred charges and prepaid expenses	3,186	4,417
Financial institutions		5,543
Deposits receivable	367	481
Advances to suppliers	812	467
Hedging asset	5	451
Other	1,192	491
Other accounts receivable and prepaid expenses, Total	$ 12,135	$ 17,052